Institutional Class Shares CAFGX
Advisor Class Shares CFGAX
Class P Shares CFUGX

CAVALIER FUNDAMENTAL GROWTH FUND
A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 September 28, 2016
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/872.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com. The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The Cavalier Fundamental Growth Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Advisor	Class P
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b1) Fees	None	1.00%	None
Other Expenses	0.51%	0.51%	0.51%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.52%	2.52%	1.52%
Less Fee Waiver and/or Expense Limitation[2]	0.41%	0.41%	0.26%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.11%	2.11%	1.26%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, acquired fund fees and expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.10% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.25% of the average daily net assets for Class P shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through September 30, 2017, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional	$113	$440	$790	$1,778
Advisor	$314	$746	$1,304	$2,825
Class P	$128	$455	$804	$1,790

You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional	$113	$440	$790	$1,778
Advisor	$214	$746	$1,304	$2,825
Class P	$128	$455	$804	$1,790
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 172.08% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment interim sub-advisor, Navellier & Associates, Inc. (the "Sub-Advisor"), seeks to achieve the Fund's investment objective of capital appreciation by principally investing in stocks that the Sub-Advisor believes to have above-average growth potential relative to their peers. The Sub-Advisor uses a proprietary screening system that incorporates quantitative and fundamental analysis in order to construct the Fund's portfolio.
The Fund invests principally in common stocks and is not limited in its investments by market capitalization.  The Fund's investments may be issued by both domestic and foreign companies, and investments may be made directly in foreign markets, including emerging markets, as well as indirectly through exchange-traded funds and American Depository Receipts (ADRs).  The Sub-Advisor deems an issuer to be foreign if it is an issuer of securities for which a U.S. market is not the principal trading market.  To the extent the Fund invests in ADRs, it may invest in ADRs sponsored by the issuers of the underlying securities or ADRs not sponsored by the issuers.
The Sub-Advisor's screening system for the Fund is composed of three steps.  First, the Sub-Advisor employs quantitative analysis of market and individual stock statistics in order to rank stocks by different measures of risk and reward.  Second, screens based on fundamental variables are applied to the highest ranked stocks, those found to have encouraging risk/reward measures.  This step seeks to highlight investment opportunities by evaluating companies in light their profit margins, earnings growth, and the ratio of price to expected future earnings.  Third, the Sub-Advisor uses a proprietary optimization model to try to design a risk-adjusted portfolio that is diversified across sectors and industries.
The Sub-Advisor may sell a portfolio security when its reward/risk measures weaken, the fundamentals of the stock change, to pursue opportunities that the Sub-Advisor believes will be of greater benefit to the Fund, or to rebalance the Fund's portfolio.

The Fund may, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes temporary defensive positions, the Fund may not be able to achieve its investment objective.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund will be subject to the following principal risks:
General Market Risk. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions. The returns from the types of investments purchased by the Fund (e.g., growth stocks) may at times be better or worse than the returns from other types of funds. Thus, the performance of the Fund may be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Common Stock Risk.  The Fund's investments in shares of common stock, both directly and indirectly through the Fund's investment in shares of other investment companies, may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.

Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies.  Micro-cap stocks may involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable, their share prices to be more volatile, and their markets to be less liquid than companies with larger market capitalizations.
Foreign Investment Risk.  The Fund's investments in foreign securities involve risks different from those associated with domestic securities.  There may be less government supervision of foreign markets in which the Fund invests, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of the Fund's foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws, changes in economic or monetary policies, or changed circumstances in dealings between nations.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  Foreign brokerage commissions, custody fees, and other costs of investing in foreign securities will result in the Fund incurring higher transaction costs.
Emerging Markets Risk.  The Fund may invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capital income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.
Currency Risk.  The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Adverse changes in currency exchange rates relative to the U.S. dollar may diminish gains from investments denominated in a foreign currency or may widen existing losses.
Depository Receipts.  The Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers.  Depository receipts are issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Unsponsored depository receipt programs are organized independently of the issuer of the underlying securities and, consequently, available information concerning the issuer may not be as current as for sponsored depository receipts and the prices of unsponsored depository receipts may be more volatile.  The Fund's investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The Advisor became a registered investment advisor with the SEC in 2015. The Advisor does not have previous experience managing an investment company registered under the 1940 Act. The portfolio managers' experience is discussed in the section of this prospectus entitled "Management of the Funds – Investment Advisor."

PERFORMANCE INFORMATION
The bar chart and tables shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compare to that of a broad-based securities market index.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/872.htm for the Institutional Class Shares, by visiting http://secure.ncfunds.com/TNC/fundpages/873.htm for the Advisor Class Shares, and by visiting http://secure.ncfunds.com/TNC/fundpages/874.htm for the Class P Shares.
Institutional Class
 Calendar Year Returns

During the periods shown in the bar chart above the Fund's highest quarterly return was 8.00% (quarter ended December 31, 2013) and the Fund's lowest quarterly return was -9.13% (quarter ended September 30, 2015). The Fund's year-to-date return as of June 30, 2016 (the end of the most recent calendar quarter) was 2.28%.

Average Annual Total Returns Periods Ended December 31, 2015	Past 1 Year	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-0.03% -0.05% -0.02%	7.57% 7.56% 6.19%
S&P Global Broad Market Index (reflects no deductions for fees and expenses)	-3.89%	0.77%
Advisor Class Shares Before taxes	-1.05%	7.28%
S&P Global Broad Market Index (reflects no deductions for fees and expenses)	-3.89%	0.42%
*The Institutional Class Shares began operating on October 17, 2013. The Advisor Class Shares began operating on November 4, 2013. The Class P Shares are newly organized, and their performance information will be available after a full calendar year of operations.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC, serves as the Fund's interim investment advisor. The Trust's Board of Trustees has selected Cavalier Investments to serve as the Fund's full investment advisor subject to a forthcoming shareholder meeting.
During part of the Fund's 2016 fiscal year, the Fund's investment adviser was FolioMetrix, LLC.
Investment Sub-Advisor. Navellier & Associates, Inc. is the Fund's investment sub-advisor.
Portfolio Managers. The Fund's portfolio will be managed on a day-to-day basis by Louis Navellier.  Mr. Navellier founded the Sub-Advisor and currently serves as its Chief Investment Officer, Chief Executive Officer, and Chairman.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for all Funds and all share classes is $250 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
You can purchase Institutional and Advisor Class shares directly from the Fund by mail or bank wire. Class P shares are only available through financial firms. You can redeem Institutional and Advisor Class shares directly from the Fund by mail, facsimile, telephone, and bank wire. Class P shares may only be redeemed through the investor's financial firm. Please contact the financial firm for details.

Purchase and redemption orders of Institutional and Advisor Class shares by mail should be sent to the Cavalier Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Funds' distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) the Funds may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.